UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street, Suite 401 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 272-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On January 17, 2024, Viridian Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Leerink Partners LLC (collectively, the “Representatives”) relating to the offer and sale (the “Offering”) of 7,142,858 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $21.00 per share. In addition, the Company granted the underwriters a 30-day option (the “Option”) to purchase up to an additional 1,071,428 shares of its Common Stock on the same terms and conditions as the Common Stock sold in the Offering.

The aggregate gross proceeds to the Company from the Offering are approximately $150.0 million, not including any exercise of the Option, before deducting underwriting discounts and commissions and estimated offering expenses. The net proceeds of this Offering together with existing cash, cash equivalents and short-term investments are expected to be sufficient to fund operations into the second half of 2026. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

The securities described above were offered pursuant to a shelf registration statement (File No. 333-267351), which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and automatically became effective on September 9, 2022. A final prospectus supplement dated January 17, 2024 relating to and describing the terms of the Offering was filed with the SEC on January 19, 2024. The Offering is expected to close on January 22, 2024.

In the Underwriting Agreement, the Company agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the underwriters may be required to make because of such liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein.

A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.02.	Results of Operations and Financial Condition

The information set forth below under “Preliminary Financial Information for the Year Ended December 31, 2023” in Item 8.01 is incorporated by reference herein.

Item 8.01.	Other Events

Preliminary Financial Information for the Year Ended December 31, 2023

While the Company has not finalized its full financial results for the year ended December 31, 2023, the Company expects to report that it had approximately $477.4 million of cash, cash equivalents and short-term investments as of December 31, 2023. This amount is preliminary, has not been audited and is subject to change pending completion of the Company’s audited financial statements for the year ended December 31, 2023. This amount also does not reflect any proceeds from the Offering or any proceeds from sales of the Company’s Common Stock pursuant to its Open Market Sale AgreementSM with Jefferies LLC, dated September 9, 2022, subsequent to December 31, 2023. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2023. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary information and, accordingly, does not express an opinion or any other form of assurance about them.

Recent Developments

The Company provided updates regarding the development of VRDN-003 in TED and VRDN-001 in TED.

Next Steps for the Development of VRDN-003 in TED

Based on the results previously reported, in mid-2024, the Company intends to initiate what it expects to be global pivotal clinical trials of VRDN-003 with planned trials in both active and chronic TED patients, pending alignment with regulatory authorities.

Next Steps for the Development of VRDN-001 in TED

The Company expects to report topline results from its THRIVE Phase 3 trial of VRDN-001 IV in active TED in mid-2024 and topline results from the Company’s THRIVE-2 Phase 3 trial in chronic TED by year-end 2024. The Company anticipates that its Biologics License Application package for VRDN-001 will include these two pivotal studies and a safety database totaling 300 treated patients.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or other similar terms or expressions that concern the Company’s expectations, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations, and assumptions. Forward-looking statements include, without limitation, statements regarding: the Company’s expectations with respect to the use of the net proceeds from the Offering; the Company’s expectation that net proceeds of the Offering together with existing cash, cash equivalents and short-term investments will be sufficient to fund operations into the second half of 2026; the Company’s expected cash, cash equivalents and short-term investments of $477.4 million as of December 31, 2023; clinical development plans and timing for VRDN-003, including the expected global pivotal clinical trials of VRDN-003 in active and chronic TED patients; anticipated interactions with regulatory authorities; timing for expected topline results from the THRIVE Phase 3 trial of VRDN-001 IV in active TED and the THRIVE-2 Phase 3 trial in chronic TED; and the expected Biologics License Application package for VRDN-001. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: the potential efficacy and safety of VRDN-001 and VRDN-003 for the treatment of TED; the relationship between the results from the positive data from completed or ongoing clinical trials and the results of ongoing or future clinical trials; the timing, progress and plans for the Company’s ongoing or future clinical development programs; trial protocols for ongoing clinical trials; expectations regarding the timing for IND filings; expectations regarding the timing for enrollment and data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in the Company’s clinical programs; the timing of and the Company’s ability to obtain and maintain regulatory approvals for its therapeutic candidates; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; the Company’s financial position and its projected cash runway; the Company’s future operating results and financial performance; the clinical utility of the Company’s therapeutic candidates and its intellectual property position; the timing of clinical trial activities and reporting results from same, including those risks set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2023 and other subsequent disclosure documents filed with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, by and among the Company and the Representatives, dated as of January 17, 2024

5.1	Opinion of Gibson, Dunn & Crutcher LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: January 19, 2024	By:	/s/ Thomas Beetham
Thomas Beetham
Chief Operating Officer